SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K /A


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 19, 2004
                                                           -------------


                                TECHNITROL, INC.
                                ----------------
             (Exact Name of registrant as specified in its charter)



         Pennsylvania                   001-05375               23-1292472
-------------------------------   -----------------------    ---------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
       incorporation)                                       Identification No.)




                1210 Northbrook Dr., Suite 385, Trevose, PA 19053
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (215) 355-2900
                                                           --------------



                                 Not Applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

99       Press release, dated July 19, 2004

ITEM 9.  INFORMATION BEING FURNISHED UNDER ITEM 12

      Due to a typographical error in the press release "Technitrol Posts strong Q204 Results, Updates FY04 Sales, Earnings Guidance," released earlier in the day on July 19, 2004, Technitrol, Inc. issued a corrected and revised press release correcting the dial-in and replay phone numbers for the earning conference call. A copy of the press release is attached as Exhibit 99 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


         Cautionary Note: This message contains "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially. This release should be read in conjunction with the factors set forth in Technitrol's report on Form 10-Q for the quarter ended March 26, 2004 in Item 2 under the caption "Factors That May Affect Our Future Results (Cautionary Statements for Purposes of the `Safe Harbor' Provisions of the Private Securities Litigation Reform Act of 1995)."


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TECHNITROL, INC.


                                    By:     /s/Drew A. Moyer
                                          -----------------------------
                                            Drew A Moyer
                                            Corporate Secretary

         Date: July 19, 2004

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                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------
99                Revised and corrected Press release dated July 19, 2004